COVE APPAREL, INC.
                           IMPOUND OF FUNDS AGREEMENT

         This Agreement was entered into June 6th, 2003, between Cove Apparel, Inc., a Nevada corporation (the "Company") and US Bank, N.A. (the "Impound Agent"). The Impound Agent is located at 550 South Hope Street, Suite 500, Los Angeles, CA 90071. The Company has applied to register its securities with the Administrator of Securities of the State of Nevada (the "Administrator") and, if applicable, with the Administrator of Securities of other states. As a condition of registering the offering, the Administrator required the Company to enter into this Agreement. The Impound Agent represents that it is a financial institution and its deposits are federally insured. The Impound Agent is willing to act as the Impound Agent and to hold the funds under this Agreement.

The Company and the Impound Agent agree as follows:

DEPOSIT OF FUNDS
----------------
1. Within 2 business days after the Company receives the monies, the Company will deposit all monies that it receives from the sale of securities (the "Impound Funds") in an impound account with the Impound Agent to be designated the "Cove Apparel Impound Account" (the "Impound Account").
2. The Company and its agents will instruct subscribers to make their checks payable to the Impound Account. The Company will provide the Impound Agent with a copy of the Subscription Agreement together with the Impound Funds. The Company will provide the Impound Agent with the name, address and social security or other tax identification number of each subscriber and the date and amount of each subscription.
3. If the Impound Agent received checks that fail to clear the bank on which they are drawn, the Impound Agent will return those checks, together with the related Subscription Agreement, to the subscriber. The Impound Agent will send a copy of the returned checks and related Subscription Agreements to the Company.



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



KEEPING OF FUNDS
----------------
4. The Impound Agent will keep the Impound Funds, segregated in the Impound Account, for investment purposes, until the Impound Agent releases the Impound Funds to the Company or returns them to the subscribers under paragraph 7 or 8, below.
5. Unless the Administrator directs to the contrary, the Impound Agent will invest the funds deposited in the Impound Account as directed by the Company in liquid investments, such as bank certificates of deposit or United States treasury bills, or savings accounts at the Impound Agent.
6. Impound Funds are not assets of the Company and are not subject to judgment or creditors claims against the Company until the Impound Funds are released to the Issuer under this Agreement.

RELEASE OR RETURN OF FUNDS
--------------------------
7. If, by the 14th day of December, 2003 (the "Closing Date"), the funds deposited in the Impound Account amount to or exceed Eighty One Thousand Dollars ($81,000.00) (the "Minimum Subscription"), then the Impound Agent will release those funds, and all other funds deposited after that, to the Company provided that
     (a) the Impound Agent has provided the Administrator with a letter stating that $81,000 has been deposited into the Impound Account before the Closing Date, and
     (b) the Administrator has provided the Impound Agent and the Company with written consent to the release of the funds from the Impound Agreement.

8. If, by the Closing Date, the funds deposited in the Impound Account do not equal or exceed the Minimum Subscription, the Impound Agent will
     (a) advise the Company and the Administrator in writing that it has not received the Minimum Subscription, and
     (b) will return to each subscriber the amount the Impound Agent received on behalf of that subscriber.
9. The Impound Agent will divide any interest earned on the Impound Account between the subscribers based on their subscription and pay that to them.



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



REVOCATION OR SUSPENSION OF REGISTRATION
----------------------------------------
10. If, at any time before the Impound Agent releases the funds as provided in Paragraph 7 or 8 of this Agreement, the Administrator advises the Impound Agent that it has revoked or suspended the registration, the Administrator may direct the Impound Agent

     (a) not to release the funds in the Impound Account until further notice by the Administrator, or
     (b) to release to each subscriber the amount that the Impound Agent received on behalf of that subscriber together with interest as set out in paragraph 9.

ABANDONMENT OF OFFERING
-----------------------
11. If the Impound Agent receives a letter from the Company stating that the offering has been abandoned, the Impound Agent will return to each subscriber the amount the Impound Agent received on behalf of that subscriber together with interest as set out in paragraph 9.

TERMINATION OF AGREEMENT
------------------------
12. This Agreement will terminate once the Impound Agent has released all funds from the Impound Account in accordance with this Agreement. If the Account has not been terminated prior to the Closing Date of December 14, 2003, then the Account wilil close on that date by operation of the terms of this Agreement.

DUTY OF IMPOUND AGENT
---------------------
13. The Impound Agent will act as a depository only, and its sole responsibility will be to act in accordance with the terms of this Agreement. The Impound Agent is in no way responsible for any representations made by the Company to subscribers in its prospectus. INVESTORS ARE TO ACKNOWLEDGE THAT THE IMPOUND AGENT, U.S. BANK, IS ACTING SOLELY AS ESCROW HOLDER IN CONNECTION WITH THE OFFERING OF THE SHARES AND MAKES NO RECOMMENDATION WITH RESPECT THERETO. U.S. BANK HAS MADE NO INVESTIGATION REGARDING THE OFFERING, THE COMPANY, OR ANY OTHER PERSON OR ENTITY INVOLVED IN THE OFFERING. IN ADDITION, ESCROW HOLDER DOES NOT GUARANTEE REPAYMENT OF ANY SECURITIES PURCHASED BY INVESTORS IN THE OFFERING.

RECORDS OF IMPOUND AGENT
------------------------
14.      The Impound Agent will keep records (the "Records") that disclose
     (a) the names, addresses, telephone numbers and tax identification numbers of the subscribers,
     (b) the amount received on behalf of each subscriber,
     (c) the amount and date of the securities purchased,
     (d) the date that the Impound Agent released or returned the funds held in the Impound Account
15. The Impound Agent will provide to the Administrator, on request, true, complete and current copies of the Records.

IMPOUND AGENT COMPENSATION
--------------------------
The Company will pay the Impound Agent reasonable compensation for its services in the amount of $1,000 representative of the set-up fee and $1,250 annual account maintenance fee.

SCOPE OF AGREEMENT
------------------
16. This Agreement will be for the benefit of, and binding on, the Company, the Impound Agent and their successors, the subscribers and their heirs, assignees, beneficiaries, executors, administrators and their legal representatives. If, for any reason, the Impound Agent named in this Agreement is unable or unwilling to continue to act as an impound agent, then the Company may substitute, with the consent of the Administrator, another person to serve as Impound Agent.


 IN WITNESS WHEREOF, the parties have executed this Agreement the 6th day of June, 2003.


  COMPANY:                   Cove Apparel, Inc.,
                             a Nevada corporation

  By                         /s/ Daniel Trotter
                             ---------------------------
                             President

  IMPOUND AGENT: US Bank, N.A.

                             550 S. Hope Street, Suite 500
                             Los Angeles, CA  90071

  By /s/ Kimberly Davidson
     ------------------------------------------

  Its    Trust Officer
     ------------------------------------------